UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2014

SEALED AIR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8215 Forest Point Boulevard Charlotte, North Carolina	28273
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 980-221-3235

200 Riverfront Boulevard

Elmwood Park, New Jersey 07407

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On December 1, 2014, Sealed Air Corporation (the “Company”) issued a press release announcing the expiration (the “Expiration”) of its previously announced solicitation of consents from holders of its 8.375% senior notes due 2021 (the “2021 Notes”) to the proposed amendments to the related indenture. A copy of the press release, dated December 1, 2014, is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release, dated December 1, 2014, announcing the expiration of the solicitation of consents regarding the 2021 Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

By:	/s/ Norman D. Finch Jr.
Name:	Norman D. Finch Jr.
Title:	Vice President, General Counsel and Secretary

Dated: December 1, 2014

Exhibit Index

99.1	Press release, dated December 1, 2014, announcing the expiration of the solicitation of consents regarding the 2021 Notes.